Exhibit 10.2(5)

Execution Copy

AMENDMENT NUMBER FIVE

TO THE

UPS SAVINGS PLAN

AMENDMENT AND RESTATEMENT

EFFECTIVE AS OF DECEMBER 31, 2008

WHEREAS, United Parcel Service of America, Inc. (the “Company”) and its affiliated corporations maintain the UPS Savings Plan (the “Plan”) as amended and restated effective as of December 31, 2008;

WHEREAS, the Board of Directors of the Company (“Board”) reserved the right in Section 14.1 of the Plan to amend, modify or change the Plan from time to time;

WHEREAS, the Board desires to amend the Plan to (1) permit certain participants eligible to participate in The Teamster—UPS National 401(k) Tax Deferred Savings Plan (the “Teamster 401(k) Plan”) an opportunity to transfer their Plan account to the Teamster 401(k) Plan, (2) permit certain participants eligible to participate in the I.A.M National 401(k) (the “IAM Plan”) an opportunity to transfer their Plan account to the IAM Plan, (3) provide that Catch-Up Contributions may not be made from MIP cash advance payments made in December 2011 and that Roth Contributions may not be made from MIP awards, (4) clarify that certain elective deferrals and Roth contributions made to another UPS defined contribution plan are included in determining the SavingsPLUS Contribution (5) clarify that Roth Contributions may be made from compensation for unused discretionary days (6) define “MIP” to include the UPS Management Incentive Program and the UPS International Management Incentive Program (7) permit participants to make a separate deferral election for certain sales incentive payments, (8) clarify that eligible compensation is limited by Code § 415(c)(3) and the applicable regulations and (9) provide for its operation regarding the 2009 minimum required distributions.

NOW THEREFORE, pursuant to the authority vested in the Board of Directors of United Parcel Service of America, Inc. by Section 14.1 of the UPS Savings Plan (“Plan”), the Plan is hereby amended as follows:

1. Section 1.19(d) is hereby amended, effective May 1, 2011, to read as follows:

(d) MIP awards (other than the portion of a MIP award that a Participant may elect to have paid in the form of cash and only for purposes of determining that Participant’s Pre-Tax Contributions and After-Tax Contributions);

2. Section 1.19(d) is hereby further amended, effective for limitation years beginning on or after July 1, 2007, to insert a new paragraph at the end of such Section to read as follows:

Effective for limitation years (as defined in § 5.2(a)) beginning on or after July 1, 2007, Eligible Compensation includes only “compensation” as defined in Code § 415(c)(3) and Section 3.2 of Appendix 5.2, Maximum Benefits.

3. Article I, DEFINITONS, is hereby amended, effective May 1, 2011, by inserting a new Section 1.35A to read as follows:

Section 1.35A MIP - means the UPS Management Incentive Program and the UPS International Management Incentive Program, each as in effect from time to time.

4. Section 1.42, Pre-Tax Contribution, is hereby amended, effective December 31, 2008, to read as follows:

Section 1.42 Pre-Tax Contribution - means a contribution to the Plan at the election, or deemed election, of a Participant in accordance with Section 3.1, Pre-Tax Contributions and Section 3.3, Roth Contributions. However, the term “Pre-Tax Contributions” shall not include Roth Contributions for purposes of Sections 1.43, Pre-Tax Contribution Account; 3.1, Pre-Tax Contributions; or 9.8(c), Hardship Withdrawals.

Additionally, the following elective deferrals and Roth contributions will be treated as Pre-Tax Contributions for purposes of determining the SavingsPLUS Contribution (a) with respect to an individual who becomes eligible to make Pre-Tax Contributions under the Plan during any Plan Year as a result of his or her no longer being covered under a collective bargaining agreement, his or her elective deferrals (within the meaning of Code § 402(g)) and Roth contributions (within the meaning of Code § 402A) under a Collectively Bargained Plan prior to the latest date in such Plan Year on which he or she became eligible to make Pre-Tax Contributions (other than elective deferrals and Roth contributions with respect to which a matching contribution (within the meaning of Code § 401(m)) of any amount was made under the Collective Bargaining Plan) and (b) with respect to an individual who was a participant in a plan that merged into and became a part of the Plan who becomes eligible to make Pre-Tax Contributions as a result of a merger of that plan into the Plan, his or her elective deferrals (within the meaning of Code § 402(g)) and Roth contributions (within the meaning of Code § 402A) made under such merged plan in the Plan Year in which he or she first became eligible to make Pre-Tax Contributions.

5. Section 1.47, Regular Eligible Compensation, is hereby amended, effective May 1, 2011, to read as follows:

Section 1.47 Regular Eligible Compensation - means Eligible Compensation excluding half month, compensation for unused discretionary days and the portion of the MIP award that a Participant may elect to have paid in the form of cash.

6. Section 2.3, Transfers, is hereby amended, effective April 29, 2011, by inserting two new Sections 2.3(c) and 2.3(d) to read as follows:

(c) Transfer to the Teamster 401(k) Plan Notwithstanding Section 2.3(a) and subject to the requirements of this Section 2.3(c), a Participant who is an Employee and eligible to participate in The Teamster - UPS National 401(k) Tax Deferred Savings Plan (the “Teamster 401(k) Plan”) may elect to have all of the investments of his or her Account, other than his or her loan(s), liquidated and converted to cash and the amount of such cash and the loan(s) transferred to the trustees of the Teamster 401(k) Plan. Such transfer election must be completed between April 29, 2011 and July 15, 2011 in accordance with procedures established by the Committee or its designees. The transfer from the Plan to the Trustees of the Teamster 401(k) Plan shall be completed on or about August 1, 2011. A Participant shall not be eligible to transfer his or her Account to the

Teamster Plan if he or she has a domestic relations order under review by the Committee on the date the transfer is completed. If a Participant who is eligible to participate in the Teamster 401(k) Plan does not elect to transfer his or her Account to the Teamster 401(k) Plan, he or she will be subject to Section 2.3(a).

(d) Transfer to the IAM National Plan Notwithstanding Section 2.3(a) and subject to the requirements of this Section 2.3(c), a Participant who is an Employee and eligible to participate in The I. A. M. National 401(k) Plan (the “IAM 401(k) Plan”) may elect to have all of the investments of his or her Account, other than his or her loan(s), liquidated and converted to cash and the amount of such cash and the loan(s) transferred to the trustees of the IAM 401(k) Plan. Such transfer election must be completed between July 15, 2011 and September 16, 2011 in accordance with procedures established by the Committee or its designees. The transfer from the Plan to the Trustees of the IAM Plan shall be completed on or about September 23, 2011. A Participant shall not be eligible to transfer his or her Account to the IAM Plan if he or she has a domestic relations order under review by the Committee on the date the transfer is completed. If a Participant who is eligible to participate in the IAM 401(k) Plan does not elect to transfer his or her Account to the IAM 401(k) Plan, he or she will be subject to Section 2.3(a).

7. Section 3.1(a) is hereby amended, effective January 1, 2012, to insert a new Section 3.1(a)(5) immediately following Section 3.1(a)(4), to read as follows:

(5) effective January 1, 2012, from 1% to 100%, in 1% increments, of the portion of his or her Eligible Compensation attributable to sales incentive program bonus payments.

8. Section 3.1(a)(4) is hereby amended, effective May 1, 2011, to read as follows:

(4) from 1% to 100%, in 1% increments, of the portion of his or her Eligible Compensation attributable to the portion of his or her MIP award that he or she may elect to have paid in the form of cash (less amounts withheld for FICA and Medicare taxes).

9. Section 3.1(c), Catch-Up Contributions, is hereby amended, effective September 1, 2011, to read as follows:

(c) Catch-Up Contributions. Effective as of August 1, 2002, subject to the rules and limitations in this Section 3.1 and in Article 5 except as otherwise provided, each Participant who is an Eligible Employee (other than an Eligible Employee employed in Puerto Rico) who will attain age 50 or older before the close of the Plan Year shall be eligible to make Catch-Up Contributions effective August 1, 2002, in 1% increments from 1% to 20% and, effective January 1, 2003, in 1% increments from 1% to 10% of his or her Regular Eligible Compensation and in accordance with, and subject to the limitations of, Code § 414(v). Effective September 1, 2005, each Participant who is an Eligible Employee (other than an Eligible Employee employed in Puerto Rico) who will attain age 50 before the close of the Plan Year shall be eligible to make Catch-Up Contributions in 1% increments from 1% to 100% of the portion of his or her MIP award payable in the form of cash (less amounts withheld for FICA and Medicare taxes). Such Catch-Up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code §§ 402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code §§ 401(k)(3), 410(b), or 416, as applicable, by reason of the making of such Catch-Up Contributions. Catch-Up Contributions shall be treated as Pre-Tax Contributions for purposes of Sections 3.5, 3.6, 3.7, 6.2 and Article VII. Catch-Up Contributions shall be credited to a Participant’s Pre-Tax Contribution Account unless the Committee determines that such contributions (and investment gains or losses on such contributions) should be credited to a separate subaccount. Catch-Up Contributions may not be made from MIP cash advance payments paid to Participants during the month of December 2011.

10. Section 3.3, Roth Contributions, is hereby amended, effective September 1, 2011, to read as follows:

Section 3.3 Roth Contributions. Effective as of July 30, 2007, subject to the rules and limitations in this Section 3.3 and in Article 5 except as otherwise provided, each Participant who is an Eligible Employee (other than an Eligible Employee employed in Puerto Rico) shall be eligible to make Roth Contributions in 1% increments of his or her Regular Eligible Compensation for each pay period and in accordance with and subject to the limitations of Code Section 402A. Each Participant who is an Eligible Employee (other than an Eligible Employee employed in Puerto Rico) shall be eligible to make Roth Contributions in 1% increments from 1% to 100% of his or her compensation for unused discretionary days off each pay period and in accordance with and subject to the limitations of Code Section 402A. The sum of Roth Contributions and Pre-Tax Contributions may not exceed 35% of Eligible Compensation for any pay period. Roth Contributions shall be credited to a Participant’s Roth Contributions Account.

11. Section 7.1(a) is hereby amended, effective for plan years beginning after December 31, 2007, by inserting a sentence at the end of such Section to read as follows:

To the extent that the Plan is an “applicable defined contribution plan” within the meaning of Code § 401(a)(35)(E) and the regulations thereunder, the requirements of Appendix 7.1, Diversification Requirements of Code § 401(a)(35), shall apply.

12. Section 9.4, Required Beginning Date under Code § 401(a)(9), is hereby amended, effective for the calendar year beginning January 1, 2009, to insert a new paragraph at the end of such Section to read as follows:

Notwithstanding the foregoing, a Participant or Beneficiary who would have been required to receive required minimum distributions for calendar year 2009 (“2009 RMDs”) but for the enactment of Code Section 401(a)(9)(H), will receive 2009 RMDs. In addition, notwithstanding Section 9.13(b)(1), 2009 RMDs are not eligible rollover distributions.

13. The Plan is hereby amended effective for plan years beginning after December 31, 2007 by inserting a new Appendix 7.1, Diversification Requirements of Code § 401(a)(35), at the end of the Plan to read as attached.

IN WITNESS WHEREOF, the undersigned certify that United Parcel Service of America, Inc. based upon action taken by its Board of Directors and/or its Executive Committee has caused this Amendment Number Five to be adopted.

ATTEST:	UNITED PARCEL SERVICE OF AMERICA, INC.

/s/ Teri P. McClure	/s/ D. Scott Davis
Teri P. McClure	D. Scott Davis
Secretary	Chairman

Date: December 19, 2011	Date: December 19, 2011

Appendix 7.1

Diversification Requirements of Code § 401(a)(35)

Effective for Plan Years beginning after December 31, 2007.

Diversification Requirements for Pre-Tax Contributions, After-Tax Contributions, Catch-Up Contributions, Roth Contributions and Rollover Contributions Invested in Employer Securities.

Section 1. The provisions of this Appendix apply only if the Plan holds any publicly traded employer security, except as described in Section 1.1. For purposes of this Appendix a publicly traded security is a security which is traded on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1935 or which is traded on a foreign national securities exchange that is officially recognized, sanctioned, or supervised by a governmental authority and the security is deemed by the Securities and Exchange Commission as having a “ready market” under SEC Rule 15c3-1 (17 CFR 240.15c3).

Section 1.1. If the Employer, or any member of a controlled group of corporations which includes the Employer, has issued a class of stock which is a publicly traded employer security, and the Plan holds employer securities which are not publicly traded employer securities, then the Plan shall be treated as holding publicly traded employer securities.

Section 1.2. With respect to a Participant (including for purposes of this section an alternate payee who has an account or a deceased Participant’s Beneficiary), if any portion of the Participant’s account is invested in publicly traded employer securities, then the Participant must be offered the opportunity to elect to divest those employer securities and reinvest an equivalent amount in other investment options as described in Section 1.3.

Section 1.3. At least three investment options (other than employer securities) must be offered to Participants described in Section 1.2. Each investment option must be diversified and have materially different risk and return characteristics. Periodic reasonable divestment and reinvestment opportunities must be provided at least quarterly.

Except as provided in Code Section 401(a)(35)(D)(ii)(I), restrictions (either direct or indirect) or conditions will not be imposed on the investment of publicly traded employer securities if such restrictions or conditions are not imposed on the investment of other plan assets.

Effective for Plan Years beginning on or after January 1, 2011.

Diversification Requirements for Pre-Tax Contributions, After-Tax Contributions, Catch-Up Contributions, Roth Contributions and Rollover Contributions Invested in Employer Securities.

Section 2. The provisions of this Appendix apply only if the Plan holds any publicly traded employer security, except as described in Section 2.1. For purposes of this Appendix, a publicly traded security is a security which is traded on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1935 or which is traded on a foreign national securities exchange that is officially recognized, sanctioned, or supervised by a governmental authority and the security is deemed by the Securities and Exchange Commission as having a “ready market” under SEC Rule 15c3-1 (17 CFR 240.15c3).

Section 2.1. If the Employer, or any member of a controlled group of corporations (as described in Treasury Regulation § 1.401(a)(35)-1(f)(2)(iv)(A)) which includes the Employer, has issued a class of stock which is a publicly traded employer security, and the Plan holds employer securities which are not publicly traded employer securities, then the Plan shall be treated as holding publicly traded employer securities.

Section 2.2. With respect to a Participant (including for purposes of this section an alternate payee who has an account or a deceased Participant’s Beneficiary), if any portion of the Participant’s account is invested in publicly traded employer securities, then the Participant must be offered the opportunity to elect to divest those employer securities and reinvest an equivalent amount in other investment options as described in Section 2.3.

Section 2.3. At least three investment options (other than employer securities) must be offered to Participants described in Section 2.2. Each investment option must be diversified and have materially different risk and return characteristics. Periodic reasonable divestment and reinvestment opportunities must be provided at least quarterly. Except as provided in Treasury Regulation sections 1.401(a)(35)-1(e)(2) and (3), restrictions (either direct or indirect) or conditions will not be imposed on the investment of publicly traded employer securities if such restrictions or conditions are not imposed on the investment of other plan assets.